Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.22AI

THIRTY-FIFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This THIRTY-FIFTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has requested and CSG has implemented support for Customer’s ********* *********** ******** (the “CSG ********* *********** ********”) integrating Customer’s chosen third party vendor, which is initially ********** *******, pursuant to the Agreement as more specifically set forth in three (3) fully executed Statements of Work (CSG document numbers 4113885, 4114739, and 4114740); and

WHEREAS, Customer’s third party vendor, ********** *******, is providing ********* *********** services to Customer, and

WHEREAS, Customer acknowledges and CSG agrees that support services for such ********* *********** ******** shall incur an ****** Support and Maintenance fee commencing with the ******* **** invoice; and

WHEREAS, Customer and CSG agree that certain performance standards shall be agreed to for the delivery of *** files to Customer’s third party vendor.

NOW THEREFORE, CSG and Customer agree to the following as of the Effective Date:

1.    As of the Amendment Effective Date, Schedule F, Fees, Section III, Direct Solutions (print and mail), subsection IX, entitled “CSG ********* *********** ******** Fees” shall be deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
IX.CSG ********* *********** ******** Fees
1.Support and Maintenance Fee for the ******* ******* ****** (Note 30)	********	(**** **)
2.****** Support and Maintenance Fee (Note 29) (Note 31) (Note 32)	******	$**********
3.Implementation Fees (Note 30)	*** *******	*****

Note 29: Customer has chosen ********** ******* as its third party vendor to provide ********* *********** services to Customer.  As a result, CSG will provide Customer with a support and maintenance solution for purposes of supporting the ********* *********** services being provided to Customer by Customer’s third party vendor (the “CSG ********* *********** ********”).  ****** Support and Maintenance for the CSG ********* *********** ******** shall consist of the following components:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Component	Fee Portion
LPAR ***% Dedicated to Customer * VMs (including hardware/ software maintenance)	$*********
Post *********** Processing Software ****** Maintenance and Support Costs	$*********
Dedicated Technical Support Team	$**********

Note 30: The Support and Maintenance Fee for the ******* ******* ****** and the Implementation Fees were set forth in three (3) executed Statements of Work (Document #s 4113885, 4114739 and 4114740).

Note 31:  After the ******* ******* ******, the ****** Support and Maintenance Fee shall be invoiced on an ****** basis as follows: (i) for the ****** period beginning ******* ** **** and ending ******** *** ****, the ****** Support and Maintenance Fee shall be invoiced upon the Effective Date of that certain Thirty-Fifth Amendment to the Agreement (CSG doc. #4117342); and (ii) for any ********** ****** periods, the ****** Support and Maintenance Fee shall be invoiced in advance on the respective ******* invoices for such periods. If CSG and Customer renegotiate the fees, terms and conditions of the CSG ********* *********** ********, the parties will also mutually agree on any updated invoicing logistics that may be necessary.

Note 32:  Customer shall provide CSG with no less than **** (*) ****** written notice (email sufficient) of Customer’s election to discontinue the CSG ********* *********** ********.  CSG shall have the right to invoice Customer for a pro-rated portion of the ****** Support and Maintenance Fee should any portion of the **** (*) ***** notice period extend into the next ******** ****.

2.     As of the Amendment Effective Date, Schedule L, entitled “Performance Standards and Remedies,” subsection a. entitled “Performance Standards (i) through (xiii),” shall be amended to add a new performance standard (xiv) to provide as follows:

(xiv)******** ** ******* *** ******  *** ********* *********** ******** ********* ** ********** ********** ***** ***** ******* *** ***** **** *** ******* ***** (** *** **** ******) ********* *** **** ** ** ********** ********** ***** ***** ****** ** ***** **** ****** ****** *** (**) ***** ***** **** ***** ********** ** ***** *** ******* ******* ****** ***** ***** ********** ** ****** ** **** ******** **** ***** *** ******* ******* ****** ***** *** ******* *********** ********* ** *** ******* *** **** ********* ********  *** **** **** ** ************** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ************ (***) ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ****  *** **** **** ** ************** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ************ (***) *** ** *** ******* ** ********** ********** ***** ***** ****** ** ******** ******* ***** **** *** *** **** ********* *** **** ** ** ***** **** *******

3.     As of the Amendment Effective Date, Schedule L, entitled “Performance Standards and Remedies,” shall be further amended in the following respects:

A.	Subsection a. entitled “Performance Standards (i) through (xiii)” shall be amended to change the title of such subsection to “Performance Standards (i) through (xiv).”

B.

Subsection a.(i) entitled “****** ************” shall be amended by deleting and replacing the last sentence of such subsection with the following sentence: “*** ************* ********* ** ***** *** **** ******** ** *** ********** *** **** *** ** ******* ** *** ********* *** ******* ** **** *** ** *** *********** ********* *** ***** ** ************* (*)(**) * (*)(***) *** (*)(***) **** ***** ***** ***** *** **** ** ************”

C.

Subsection b. entitled “******* ******” shall be amended by deleting and replacing the sixth sentence of such subsection with the following sentence: “***** ******* ** ******* *** ******* ****** ** ********** **** *** ********** *** ***** ***** **** ****** ** * ****** ******** **** ******* ** *** ** *** *********** ********* ** ************* (*)(*) ******* (*)(***) *** (*)(***) ****** ******”

D.

Subsection f. entitled “*************” shall be amended by deleting and replacing the first sentence of subparagraph (i) of such subsection f. with the following sentence: “*** *********** *** ****** **** *** *********** ********* (*) ******* (***) ********** ** ********* ** **** ** ******** *********** ** **** ***** *** ***** ****** *** ********* ********** *** ****** ********* ********* **** ***** ******* ****** *************** ** ** ******** ** **** ******** ****** ********* ****** ***

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

****** ********** ** ******* **** ****** ********* ****** **** * ****** *********** ********** ** ******** *************”

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: SVP Procurement	Title: SVP, General Counsel & Secretary
Date: 6/29/2018	Date: 6/29/2018